Business combination	12 Months Ended
Dec. 31, 2017
Business Combinations [Abstract]
Business combination
4.	Business combination

Acquisition of Jiedian

In May, 2017, the Group entered into a purchase agreement (“Acquisition Agreement”) and acquired a majority interest in Jiedian for cash consideration of RMB300 million (US$46.1 million).

	RMB	US$
Total purchase price comprised of:
-Cash consideration	300,000	46,109
Total	300,000	46,109

The table below summarized the estimated fair values of the assets acquired and liabilities assumed from Jiedian as of the acquisition date:

	Jiedian
	RMB	US$
Cash and cash equivalents	345,466	53,097
Prepayments and other current assets	17,049	2,620
Property and equipment, net	8,617	1,324
Intangible assets:
Trademark	20,200	3,105
User base	2,100	323
Goodwill	105,219	16,172
Accounts Payable	(80)	(12)
Accrued expenses and other current liabilities	(26,026)	(4,000)
Deferred tax liabilities	(3,345)	(514)
Total fair value of Jiedian	469,200	72,115
Fair value of redeemable noncontrolling interests	(169,200)	(26,006)
Total fair value of purchase price consideration	300,000	46,109

The Group recognized a noncontrolling interest of RMB169,200 (US$26,006) based on the fair value of minority interest at acquisition date with the assistance of an independent third party valuation firm by using generally accepted valuation methodologies such as income approach. The goodwill arising from the above business combination, which is not tax deductible, is mainly attributable to synergies expected to be achieved from the acquisition.

Pursuant to the Acquisition Agreement, the non-controlling interests are subject to redemption by the Group if (i) Jiedian does not complete an initial public offering on a qualified exchange (“Jiedian Qualified IPO”) within certain years from the Acquisition Date; and (ii) there is a material breach by the Group of the Acquisition Agreement, shareholders agreement, and memorandum and articles of association (as defined in the Acquisition Agreement). Therefore, the non-controlling interests have been classified as mezzanine equity as they may be redeemed at the option of the non-controlling interest holders (“Holders”) on or after an agreed upon date outside the sole control of the Group. The contingent redemption option of the non-controlling interests did not qualify for bifurcation accounting because the underlying ordinary shares were neither publicly traded nor readily convertible into cash. There were no other embedded derivatives that are required to be bifurcated.

The Group concluded that the non-controlling interests are not redeemable currently. The Group also concluded that it is not probable that the non-controlling interests will become redeemable because the likelihood of a Jiedian Qualified IPO not occurring and the occurrence of a material breach as defined in the Acquisition Agreement, are both remote. Therefore, no adjustment will be made to the initial carrying amount of the non-controlling interests until it is probable that they will become redeemable.

In May, July and September 2017, the Group acquired additional equity interests in Jiedian from the Holders for a total cash consideration of RMB92,610 (US$14,234). The acquisition of the non-controlling interest by the Group was accounted for as an equity transaction. The difference between the consideration paid by the Group to the Holders and the adjustment to the carrying amount of the non-controlling interests amounting to RMB10,718 (US$1,647) was recognized additional paid-in capital. As a result, the Group held 82.07% equity interest of Jiedian as of December 31, 2017.

The actual results of operation after the acquisition date have been included in Note 21 because it represents a majority of the New Businesses segment.